Exhibit 99.1

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS
CASE NUMBER: 08-35653
JUDGE: KEVIN R. HUENNEKENS

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 1, 2009 TO DECEMBER 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ MICHELLE O. MOSIER	VICE PRESIDENT AND CONTROLLER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHELLE O. MOSIER	FEBRUARY 12, 2010
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ ANN P. PIETRANTONI	DIRECTOR, FINANCIAL REPORTING
ORIGINAL SIGNATURE OF PREPARER	TITLE

ANN P. PIETRANTONI	FEBRUARY 12, 2010
PRINTED NAME OF PREPARER	DATE

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-1
CASE NUMBER: 08-35653

BALANCE SHEET
(amounts in thousands)

12/31/2009
ASSETS

CURRENT ASSETS
Cash and cash equivalents	335,990
Restricted cash	5,544
Short-term investments	1,083
Accounts receivable, net	354,546
Income tax receivable	159,766
Prepaid expenses and other current assets	6,376
Intercompany receivables and investments in subsidiaries	85,185

TOTAL CURRENT ASSETS	948,490

Property and equipment	6,871
Accumulated depreciation	(3,428)
Net property and equipment	3,443
Other assets	20,265

TOTAL ASSETS	972,198

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Merchandise payable	176,744
Expenses payable	19,971
Accrued expenses and other current liabilities	30,562
Intercompany payables	607

TOTAL CURRENT LIABILITIES	227,884

Deferred income taxes	7,084

LIABILITIES NOT SUBJECT TO COMPROMISE	234,968

LIABILITIES SUBJECT TO COMPROMISE	1,390,168

TOTAL LIABILITIES	1,625,136

STOCKHOLDERS' EQUITY
Common stock	435,612
Additional paid-in capital	304,915
Retained deficit	(1,384,106)
Accumulated other comprehensive loss	(9,359)

TOTAL STOCKHOLDERS' EQUITY	(652,938)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	972,198

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	12/1/2009 - 12/31/2009
Net sales	-
Cost of sales, buying and warehousing	-
Gross profit	-
Selling, general and administrative expenses (net gain)	(6,675)
Operating income	6,675
Interest income	-
Interest expense	-
Earnings before reorganization items, GAAP reversals and income taxes	6,675
Net loss from reorganization items	(1,026)
Net gain from GAAP reversals	-
Income tax benefit (1)	85,081
Net earnings	90,730

(1) During December 2009, the company recorded a net income tax benefit primarily resulting from the filing of a refund claim under the federal five year net operating loss carryback regulations.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-2
CASE NUMBER: 08-35653

INCOME STATEMENT
(Amounts in thousands)	11/10/2008 - 12/31/2009
Net sales	3,200,966
Cost of sales, buying and warehousing	2,825,511
Gross profit	375,455
Selling, general and administrative expenses	1,064,049
Asset impairment charges (1)	756,785
Operating loss	(1,445,379)
Interest income	90
Interest expense	24,695
Loss before reorganization items, GAAP reversals and income taxes	(1,469,984)
Net loss from reorganization items	(635,344)
Net gain from GAAP reversals (2)	282,255
Income tax benefit (3)	85,975
Net loss	(1,737,098)

(1) The company recorded non-cash impairment charges of $756.8 million during the period between 11/10/2008 and 12/31/2009. The charges were primarily related to long-lived assets at the company's stores and the company's investment in its Canadian subsidiary.

(2) During the period between 1/1/09 and 12/31/09, the company reversed items that had been recorded solely for purposes of complying with generally accepted accounting principles. Items reversed include accrued straight-line rent, certain liabilities subject to compromise and other reserves established under GAAP. The net impact of these GAAP reversals was a non-cash gain of $282.3 million.

(3) During December 2009, the company recorded a net income tax benefit primarily resulting from the filing of a refund claim under the federal five year net operating loss carryback regulations.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
12/1/2009 - 12/31/2009
Operating Activities:
Net loss	$90,730

Adjustments to reconcile net loss to net cash
provided by operating activities:
Net loss from reorganization items	1,026
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	17
Accounts receivable, net	350
Other assets	44
Merchandise payable	23
Expenses payable	1,245
Accrued expenses, other current liabilities and
income taxes	(84,728)
Net cash provided by operating activities before
reorganization items	8,707
Cash effect of reorganization items (professional fees)	(2,884)
Net cash provided by operating activities	5,823

Financing Activities:
Change in overdraft balances	(236)
Net cash used in financing activities	(236)

Increase in cash and cash equivalents	5,587
Cash and cash equivalents at beginning of period	330,403
Cash and cash equivalents at end of period	$335,990

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.	ACCRUAL BASIS-3
CASE NUMBER: 08-35653

CASH RECEIPTS AND
DISBURSEMENTS
(amounts in thousands)
11/10/2008 - 12/31/2009
Operating Activities:
Net loss	(1,737,098)

Adjustments to reconcile net loss to net cash provided by
operating activities:
Net loss from reorganization items	635,344
Net gain from GAAP reversals	(282,255)
Depreciation expense	44,297
Amortization expense	4
Asset impairment charges	756,785
Stock-based compensation benefit	(8,447)
Loss on dispositions of property & equipment	453,029
Provision for deferred income taxes	3,383
Other	(9,813)
Changes in operating assets and liabilities:
Restricted cash and cash held by BOA	(13,264)
Accounts receivable, net	(95,329)
Merchandise inventory	1,605,958
Prepaid expenses & other current assets	87,099
Other assets	17,599
Merchandise payable	(3,813)
Expenses payable	(49,576)
Accrued expenses, other current liabilities and
income taxes	(216,064)
Intercompany receivables	6,688
Other long-term liabilities	(231,876)
Net cash provided by operating activities before
reorganization items	962,651
Cash effect of reorganization items (professional fees & settlement of receivables)	8,416
Net cash provided by operating activities	971,067

Investing Activities:
Purchases of property and equipment	(748)
Dividend received from captive insurance subsidiary	8,952
Proceeds from sales of property & equipment	72,414
Net cash provided by investing activities	80,618

Financing Activities:
Proceeds from DIP borrowings	2,961,203
Principal payments on DIP borrowings	(3,691,794)
Principal payments on other short-term borrowings	(198)
Proceeds from long-term debt	401
Principal payments on long-term debt	(1,983)
Change in overdraft balances	(4,656)
Net cash used in financing activities before
reorganization items	(737,027)
Cash effect of reorganization items (debt issuance costs)	(26,682)
Net cash used in financing activities	(763,709)

Increase in cash and cash equivalents	287,976
Cash and cash equivalents at beginning of period	48,014
Cash and cash equivalents at end of period	$335,990

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-4
CASE NUMBER: 08-35653

				SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING				AMOUNT	10/31/2009	11/30/2009	12/31/2009
1.	0-30				-	-	-
2.	31-60				-	-	-
3.	61-90				-	-	-
4.	91	+			421,284,037	356,011,405	355,661,797
5.	TOTAL ACCOUNTS RECEIVABLE				$421,284,037	$356,011,405	$355,661,797
6.	AMOUNT CONSIDERED UNCOLLECTIBLE				1,115,696	1,115,696	1,115,696
7.	ACCOUNTS RECEIVABLE (NET)				$420,168,341	$354,895,709	$354,546,101

AGING OF POSTPETITION TAXES AND PAYABLES					MONTH:	12/1/2009 - 12/31/2009

			0-30	31-60	61-90	91+
TAXES PAYABLE			DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL		$46,356	$-	$-	$-	$46,356
2.	STATE		2,852	-	-	240,536	243,388
3.	LOCAL		5,623,748	1,709,848	93,452	2,835,046	10,262,094
4.	OTHER (SEE APPENDIX A)		425,816	-	-	15,713,117	16,138,933
5.	TOTAL TAXES PAYABLE		$6,098,772	$1,709,848	$93,452	$18,788,699	$26,690,771

6.	MERCHANDISE PAYABLE		$-	$-	$-	$176,743,717	$176,743,717
	EXPENSES PAYABLE		$657,404	$213,760	$249,672	$18,850,432	$19,971,268

STATUS OF POSTPETITION TAXES					MONTH:	12/1/2009 - 12/31/2009

				BEGINNING	AMOUNT		ENDING
				TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL				LIABILITY*	OR ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**			$19,433	$82,071	$(74,968)	$26,536
2.	FICA-EMPLOYEE**			3,593	21,432	(15,480)	9,545
3.	FICA-EMPLOYER**			3,593	21,432	(15,480)	9,545
4.	UNEMPLOYMENT			-	732	(2)	730
5.	INCOME			-	-	-	-
6.	OTHER (ATTACH LIST)			-	-	-	-
7.	TOTAL FEDERAL TAXES			$26,619	$125,667	$(105,930)	$46,356
STATE AND LOCAL & OTHER
8.	WITHHOLDING			$-	$-	$-	$-
9.	SALES			240,763	-	(227)	240,536
10.	EXCISE			-	-	-	-
11.	UNEMPLOYMENT			-	2,860	(8)	2,852
12.	REAL PROPERTY			25,077	2,013	-	27,090
13.	PERSONAL PROPERTY			10,235,004	-	-	10,235,004
14.	OTHER (SEE APPENDIX A)			16,138,933	-	-	16,138,933
15.	TOTAL STATE & LOCAL & OTHER			$26,639,777	$4,873	$(235)	$26,644,415
16.	TOTAL TAXES			$26,666,396	$130,540	$(106,165)	$26,690,771

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			APPENDIX A
CASE NUMBER: 08-35653

OTHER TAXES PAYABLE
	0-30 days	31-60 days	61-90 days	91+ days	Total
State & Local Income Taxes	$425,816	$-	$-	$-	425,816
Business Licenses and Gross Receipts Taxes	-	-	-	870,272	870,272
Real Estate Taxes (passed through by landlord)	-	-	-	14,842,845	14,842,845

Other Taxes Payable	$425,816	$-	$-	$15,713,117	$16,138,933

STATUS OF POSTPETITION TAXES - OTHER TAXES

	Beginning Tax Liability	Amount Withheld and/or Accrued		Ending Tax Liability
			Amount Paid

Other Taxes
State & Local Income Taxes (1) (2)	$425,816	$-	$-	$425,816
Business Licenses and Gross Receipts Taxes	870,272	-	-	$870,272
Real Estate Taxes (passed through by landlord)	14,842,845	-	-	$14,842,845

Total Other Taxes	$16,138,933	$-	$-	$16,138,933

(1) Income/Franchise taxes related to the fiscal year ending 2/28/09 are considered "postpetition" taxes because the ending date of the period on which the returns are based is postpetition.

(2) During March - December 2009, the company did not record a full tax provision. Therefore, the ending tax liability does not include an additional accrual for that period of time.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-5
CASE NUMBER: 08-35653

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	12/1/2009 - 12/31/2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		see APPENDIX B
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$341,533,698
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$-	$-

CASH

12.	CURRENCY ON HAND				$-

13.	TOTAL CASH - END OF MONTH				$341,533,698

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.						APPENDIX B
CASE NUMBER: 08-35653
G/L Acct #	Account Name	Bank Acct #	Debtor	Description	Bank Balance	G/L Balance	As of Date	Reconciled as of 12/31/09

101003	Wachovia Circuit City Master	2055275431509	Circuit City Stores, Inc.	Funding Account	-	17,203,897	12/31/2009	Y
101003	Wachovia Circuit City Main Disbursement	2000045277427	Circuit City Stores, Inc.	Funding Account	17,203,897	-	12/31/2009	Y
101004	BOA Main Account	4426954215	Circuit City Stores, Inc.	Funding Account	318,434,051	318,434,051	12/31/2009	Y
101063	Wachovia Sublease Lockbox	2055303192189	Circuit City Stores, Inc.	Depository Account	-	-	12/31/2009	Y
101679	Escrow Deposit	4426876681	Circuit City Stores, Inc.	Escrow Account	215,195	215,195	12/31/2009	Y
101100	Suntrust Concentration	88001883706	Circuit City Stores, Inc.	Funding Account	4,952	-	12/31/2009	Y
101117	Chase Store Depository	744447244	Circuit City Stores, Inc.	Depository Account	-	1,116	12/31/2009	Y
101217	Wachovia Payroll	2079900613908	XS Stuff, LLC	Payroll Account	16,014	19,412	12/31/2009	Y
101255	Wachovia Service Payables	2079900056044	Circuit City Stores, Inc.	Disbursement Account	-	(1,428,174)	12/31/2009	Y
101307	Chase CC Empire Blue Cross	475600266	Circuit City Stores, Inc.	Depository Account	1,041,485	659,440	12/31/2009	Y
101332	Suntrust EP Disbursement	8800606660	Circuit City Stores, Inc.	Disbursement Account	-	-	12/31/2009	Y
101453	Solutran Citizens State Bank Parago Funding Acct	737934	Circuit City Stores, Inc.	Funding Account	50,437	50,437	12/31/2009	Y
101530	Wachovia Ventoux International	2000022979528	Ventoux International	Depository Account	1,050,000	1,050,000	12/31/2009	Y
101677	BA Liquidation Acct	4426864923	Circuit City Stores, Inc.	Escrow Account	5,328,324	5,328,324	12/31/2009	Y

					$ 343,344,355	$ 341,533,698

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.					ACCRUAL BASIS-6
CASE NUMBER: 08-35653

					MONTH:	12/1/2009 - 12/31/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS
	TO INSIDERS (1)

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	FTI Consulting, Inc.			$511,401	$7,759,268	$799,338
2.	Kirkland & Ellis LLP			2,275	285,556	5,461
3.	KPMG LLP			-	926,558	-
4.	Kurtzman Carson Consultants LLC			345,246	6,873,766	169,224
5.	McGuire Woods, LLP			219,119	3,430,128	398,786
6.	Skadden, Arps, Slate, Meagher & Flom, LLP			1,285,469	9,956,388	394,775
7.	Ernst & Young LLP			-	1,777,554	17,668
8.	Tavenner & Beran, PLC			13,457	232,152	3,866
9.	Jefferies & Company, Inc.			-	658,254	-
10.	Pachulski, Stang, Ziehl & Jones			101,498	2,524,095	137,964
11.	Rothschild Inc.			-	3,017,829	-
12.	Protiviti			405,531	2,522,379	266,951
13.	DJM Realty Services, LLC			-	741,139	-
14.	Lucy Thomson			-	74,526	-
	TOTAL PAYMENTS
	TO PROFESSIONALS		$-	$2,883,996	$40,779,592	$2,194,033

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Leases (2)		$6,500	$6,500	$11,008,541
2.
3.
4.
5.
6.	TOTAL		$6,500	$6,500	$11,008,541

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)
The leases line item is made up of several landlords. As such, only the total amount is reported in this schedule. The unpaid balance remaining at 12/31/2009 primarily includes some rent payments due for the period from 11/10/2008 - 11/30/2008.

CASE NAME: CIRCUIT CITY STORES, INC., ET AL.			ACCRUAL BASIS-7
CASE NUMBER: 08-35653

		MONTH:	12/1/2009 - 12/31/2009

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
	THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
	OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
	LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
	THIS REPORTING PERIOD?			X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
	DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
	DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
	REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
8.	Certain real estate taxes are passed through to the debtors from the landlords. A portion of these real estate taxes is past due.
9.	Certain business license taxes that covered both prepetition and postpetition periods were due on or before 12/31/2009 but were not paid.
10.
The rent for some store leases owed for the period 11/10/2008 through 11/30/2008 is past due; these payments are being held pursuant to a Court order.  In addition, due to the liquidation proceedings, the debtors are currently reconciling amounts due to post-petition creditors, which has slowed creditor payments.

11.	Pursuant to motions granted by the Bankruptcy Court, the debtors have paid prepetition taxes.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers’ Compensation & Employer’s Liability	ACE American Insurance Company	4/1/09 - 4/1/10	$4,396 paid at inception, $4,089 paid on 7/29/09 and $203 paid on 9/29/09
General Liability and Non-owned Auto Liability	First Specialty Insurance Company	4/1/09 - 4/1/10	$85,000 paid at inception
Excess Liability	RSUI Indemnity Company	4/1/09 - 4/1/10	$55,000 paid at inception
Foreign Liability Package	Insurance Company of the State of Pennsylvania	1/1/09 - 1/1/10	$6,156 paid at inception
D&O (Traditional) - Primary	Chartis	12/1/09 - 12/1/10	$125,000 paid at inception
D&O (Traditional) - Layer 1	C.V. Starr & Co., Inc.	12/1/09 - 12/1/10	$69,000 paid at inception
D&O (Traditional) - Layer 2	CNA	12/1/09 - 12/1/10	$55,000 paid at inception
D&O (Traditional) - Layer 3	Valiant Insurance Group	12/1/09 - 12/1/10	$50,000 paid at inception
D&O (Traditional) - Layer 4	C.V. Starr & Co., Inc.	12/1/09 - 12/1/10	$25,000 paid at inception
D&O (Traditional) - Layer 5	Chartis	12/1/09 - 12/1/10	$25,000 paid at inception
Runoff D&O - Primary	CNA	12/1/08 - 12/1/14	$1,177,500 paid at inception
Runoff D&O - Layer 1	Chubb Group	12/1/08 - 12/1/14	$487,500 paid at inception
Runoff D&O - Layer 2 (Year 1)	Great American Insurance Group	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 2 (Years 2 - 6)	Axis Insurance	12/1/08 - 12/1/14	$240,000 paid at inception
Runoff D&O - Layer 3	Travelers	12/1/08 - 12/1/14	$822,000 paid at inception
Runoff D&O - Layer 4	Axis Insurance	12/1/08 - 12/1/14	$698,700 paid at inception
Runoff D&O - Layer 5	RSUI Group, Inc.	12/1/08 - 12/1/14	$589,050 paid at inception
Runoff D&O - Layer 6	Arch Insurance Group	12/1/08 - 12/1/14	$540,000 paid at inception
Runoff D&O - Layer 7 (Side A DIC)	XL Insurance	12/1/08 - 12/1/14	$1,275,000 paid at inception
Runoff D&O - Layer 8	Chubb Group	12/1/08 - 12/1/14	$375,000 paid at inception
Property - All Risk	Columbia Casualty Company	8/15/09 - 8/15/10	$77,290 paid at inception